Summary Prospectus and
Prospectus Supplement

June 15, 2018

Morgan Stanley Institutional Fund, Inc.

Supplement dated June 15, 2018 to the Morgan Stanley Institutional Fund, Inc.
Summary Prospectuses and Prospectuses dated April 30, 2018

Global Discovery Portfolio
Global Insight Portfolio
(each, a "Fund")

The Board of Directors of Morgan Stanley Institutional Fund, Inc. (the "Company"), on behalf of each Fund, approved a separate Agreement and Plan of Reorganization by and between the Company, on behalf of each Fund, and the Company, on behalf of its series Global Advantage Portfolio ("MSIF Global Advantage"), pursuant to which substantially all of the assets and liabilities of each Fund would be transferred to MSIF Global Advantage and stockholders of the Funds would become stockholders of MSIF Global Advantage, receiving shares of common stock of MSIF Global Advantage ("Shares") equal to the value of their holdings in the Funds (each, a "Reorganization"). Class I stockholders of the Funds would receive Class I Shares of MSIF Global Advantage, Class A stockholders of the Funds would receive Class A Shares of MSIF Global Advantage, Class L stockholders of the Funds would receive Class L Shares of MSIF Global Advantage and Class C stockholders of the Funds would receive Class C Shares of MSIF Global Advantage. Each Reorganization is subject to the approval of stockholders of the applicable Fund at a special meeting of stockholders scheduled to be held during the fourth quarter of 2018. The approval of a Reorganization of one Fund is not conditioned upon the approval of the Reorganization of the other Fund. A proxy statement formally detailing the proposal, the reasons for each Reorganization and information concerning MSIF Global Advantage is expected to be distributed to stockholders of the Funds during the third quarter of 2018.

Please retain this supplement for future reference.

  IFIGDGIGAREORGSPT 6/18